UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 7, 2008

CINCINNATI BELL INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
221 East Fourth Street Cincinnati, Ohio	45202

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Cincinnati Bell Inc.

Item 8.01     Other Events

On February 7, 2008, Cincinnati Bell Inc. announced that its board of directors has authorized the repurchase of its common shares in an amount up to $150 million over a two-year period. Cincinnati Bell expects to implement the share repurchase program through purchases made from time to time in either the open market or through privately negotiated transactions. The timing, volume, and nature of share repurchases will be at the discretion of management, depending on market conditions, applicable securities laws, and other factors, and may be suspended or discontinued at any time. A copy of the press release announcing the share repurchase program is furnished herewith as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit 99.1	Press release dated February 7, 2008 announcing share repurchase program

Forward Looking Statements

Certain of the statements and predictions contained in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. In particular, statements, projections or estimates that include or reference the words "believes," "anticipates," "plans," "intends," "expects," "will," or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act. Actual results or outcomes may differ materially from those indicated or suggested by any such forward-looking statement for a variety of reasons, including, but not limited to: Cincinnati Bell’s ability to maintain its market position in communications services, including wireless, wireline and internet services; general economic trends affecting the purchase or supply of telecommunication services; world and national events that may affect the ability to provide services; changes in the regulatory environment; any rulings, orders or decrees that may be issued by any court or arbitrator; restrictions imposed under various credit facilities and debt instruments; work stoppages caused by labor disputes; and Cincinnati Bell’s ability to develop and launch new products and services. More information on potential risks and uncertainties is available in recent filings with the Securities and Exchange Commission, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports. The forward-looking statements included in this release represent company estimates as of February 7, 2008. Cincinnati Bell anticipates that subsequent events and developments will cause its estimates to change.

Form 8-K	Cincinnati Bell Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

		By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel and Secretary

Date:	February 7, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	99.1 Press release dated February 7, 2008 announcing share repurchase program